UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 5, 2007 (November 30, 2007)

CHINA BAK BATTERY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49712	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China
(Address, including zip code, of principal executive offices)

(86-755) 8977-0093
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 30, 2007, the Board of Directors of China BAK Battery, Inc. (the “Company”) amended Article VI of the Company’s Bylaws to make the Company eligible to participate in the NASDAQ Stock Market’s Direct Registration System. Effective January 1, 2008, companies listed on the NASDAQ Stock Market are required to be eligible to participate in the Direct Registration System administered by the Depository Trust Company. The Direct Registration System is a method of recording registered share ownership in book entry form without the need for physical paper certificates.

The text of the amended Article VI of the Company’s By-Laws is attached to this report as Exhibit 3.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3	Amendment to the Bylaws of the Company

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: December 5, 2007	By:	/s/ Tony Shen
Tony Shen
Chief Financial Officer

EXHIBITS

(d) Exhibits

Exhibit	Description
3	Amendment to the Bylaws of the Company